1999 Annual Report

                     Value Investing In Small Companies
                           For More Than 25 Years

                                     The
                                    Royce
                                    Funds

                          Royce Special Equity Fund


                             www.roycefunds.com

Annual Report Reference Guide
-------------------------------------------------------------------------------


Letter to Shareholders                                      2
     An Overview of Royce Special Equity Fund For 1999





Portfolio Diagnostics                                       4
     An X-Ray of the Portfolio





Schedule of Investments and Other Financial Statements      5


For more than 25 years, our value approach has focused on evaluating a company's current worth - what we believe an enterprise would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its current worth.

Letter to Shareholders
-------------------------------------------------------------------------------

Dear Fellow Shareholder,

     Royce Special Equity Fund (RSE) endured disappointing performance in 1999. The Fund was down 9.6% for the full year, well behind its small-cap benchmark, the Russell 2000, which was up 21.3%. 1999 was truly an odd year for small-cap value investing. Many companies, which in our view offered both high quality and low risk, provided non-existent or even negative returns. While we believe that RSE contained some excellent companies last year - with solid balance sheets and high returns on assets - these qualities in general did not translate into strong performance.

     To get an idea of how strange 1999 was from a small-cap value investor's perspective, consider the following: Approximately 93% of the Russell 2000's gain for the year was attributable to technology stocks, a sector that as of December 31, 1999 was the largest in the index. In addition, measuring the index's 1999 returns by P/E quintiles revealed that the lowest P/E quintile was down 10.6%, while the highest quintile was up 68.0%. Companies in the Russell 2000 with no earnings, and thus not in the highest P/E quintile, performed even better, posting an 85.3% return for the full year. From the October 1998 small-cap market trough, small-cap companies in the technology sector and those with higher market caps excelled. Not only was bigger better in 1999, within small-cap, riskier was, too. Growth stocks, typically those with high price/earnings and price/book ratios and high earnings growth rates, handily trounced value stocks, typically those with low P/E and P/B ratios and cyclical growth rates. It was indeed a narrow market (Source:
Prudential Securities).

     In spite of the frustrating year, we remain enthusiastic about the risk-averse small-cap value work that we have been doing for three decades. The laws of gravity and economics are still very much with us, and businesses must earn a return greater than their financing costs. The Fund's portfolio, as demonstrated in the enterprise value calculations, remains in our view very attractively priced, with many securities still waiting for an opportunity to shine.

     As I have done since joining Royce & Associates, I offer an explanation of a term in the Portfolio X-Ray. "Total Assets Financed by Other than Equity" is our gauge of leverage which measures the portion of total assets that is financed by anything other than equity. It bespeaks an extremely conservative approach, because, in addition to long-term debt, it includes current liabilities and deferred taxes. The lower the number, the less leverage. Why is it important? A low number suggests that there are potential opportunities for increasing shareholder wealth, for example, through the use of excess cash or by borrowing funds at attractive rates.

     We appreciate your patience during what we believe is an anomaly in the performance of our portfolio selections. We hope that you believe, as we do, that a full market cycle - one that includes both up and down phases - must occur in order to evaluate the effectiveness of RSE's conservative small-cap value approach.


     Sincerely,

     /s/ Charlie Dreifus

     Charlie Dreifus
     Senior Portfolio Manager

     February 8, 2000


Notes To Performance and Risk Information
All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

The thoughts concerning future prospects for small-company stocks are solely those of Charlie Dreifus, and there can be no assurance with respect to future market movements. This report must be preceded or accompanied by a current prospectus. Royce Special Equity Fund invests in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). Please read the prospectus carefully before investing or sending money.

		Portfolio X-RAY as of December 31, 1999

                         		Royce Special        Russell
					 Equity Fund*	      2000**
-------------------------------------------------------------------------------

Fourth Quarter Total Return            	       -6.1%		18.4%
July - December, 1999 Total Return            -11.3%		11.0%
Average Annual Total Return From
     Inception Date of 5/1/98      	       -9.8%             3.7%
Net Assets                         	    $2.6 million         N/A
Trailing 12 Months Price/Earnings       	9.7x            23.9x
Enterprise Value/Earnings
     Before Interest and Taxes          	5.9x            14.6x
Enterprise Value/Earnings Before Interest,
	Taxes, Depreciation and Amortization    4.4x		11.3x
Price/Book                         		1.2x             3.5x
Yield                              		2.8%             1.4%
Return on Equity                   	       12.2%             9.3%
Return on Assets                   		8.7%             4.5%
Total Assets Financed by Other Than Equity     28.4%		54.2%
Current Assets Less All Liabilities
     as % of Market Price                      40.7%           -18.7%
Cash as % of Market Price                      18.3%		11.3%
Average Market Capitalization                $157 million   $1,138 million

Source: Prudential Securities Inc. - Small-Cap Quantitative Research (except for assets and performance figures)
 *Portfolio Weighted
**Market Capitalization Weighted
Enterprise Value is calculated by adding a company's market capitalization, long-term debt, preferred stock and minority interest, then subtracting cash.



Top 10 Positions         % of Net Assets
----------------------------------------
Lawson Products               	5.8%
Value Line                    	5.6
National Presto Industries      5.5
Garan                         	5.0
Cato Cl. A                    	4.9
Starrett (L.S.) Company Cl. A   4.8
Ampco-Pittsburgh              	4.7
Chromcraft Revington            4.5
Farmer Bros.                  	4.3
Aceto                         	4.3


Top Portfolio Industries         % of Net Assets
------------------------------------------------
Home Furnishing/Appliances             19.5%
Industrial Distribution                13.0
Specialty Chemicals and Materials       6.6
Apparel and Shoes             		6.2
Other Consumer Products       		6.1
Retail Stores                 		6.0
Information and Processing         	5.6
Building Systems and Components    	5.4
Commercial Services           		5.3



Royce Special Equity Fund vs. Russell 2000
Growth of a $10,000 Initial Investment,
From Inception (5/01/98) Through 12/31/99

[LINE GRAPH]

       Royce Special  Russell
        Equity Fund    2000
       -------------  -------
May-1998  10000.00  10000.00
Jun-1998   9900.00   9440.00
Jul-1998   9540.00   8676.00
Aug-1998   8740.00   6991.00
Sep-1998   8780.00   7539.00
Oct-1998   8830.00   7846.00
Nov-1998   9140.00   8257.00
Dec-1998   9316.00   8769.00
Jan-1999   9046.00   8885.00
Feb-1999   8715.00   8165.00
Mar-1999   8475.00   8293.00
Apr-1999   9086.00   9036.00
May-1999   9356.00   9168.00
Jun-1999   9497.00   9582.00
Jul-1999   9537.00   9320.00
Aug-1999   9146.00   8975.00
Sep-1999   8966.00   8977.00
Oct-1999   8585.00   9013.00
Nov-1999   8665.00   9551.00
Dec-1999   8419.00  10632.00

[END LINE GRAPH]

ROYCE SPECIAL EQUITY FUND
SCHEDULE OF INVESTMENTS                   		December 31, 1999
-------------------------------------------------------------------------------

COMMON STOCKS - 93.8%
                  			SHARES  	VALUE
					------		-----
Consumer Products- 34.8%
Apparel and Shoes- 6.2%
 Garan            			4,500          $128,813
 Oxford Industries        		1,500    	 29,719
						    ------------
                          			        158,532
						    ------------
Home Furnishing/Appliances- 19.5%
 Chromcraft Revington*    	       11,000   	115,500
 Flexsteel Industries     		7,000            93,625
 Lifetime Hoan    		       14,000  		 73,500
 National Presto Industries        	4,000     	142,000
 Pulaski Furniture        		5,000    	 77,500
						    ------------
                          				502,125
						    ------------
Sports and Recreation- 3.0%
 Allen Organ Cl. B        		2,000    	 76,000
						    ------------
Other Consumer Products- 6.1%
 Boston Acoustics 			2,500   	 34,844
 Starrett (L. S.) Company Cl. A    	5,500     	123,406
						    ------------
                          				158,250
						    -----------
-
                          				894,907
						    ------------
Consumer Services- 8.6%
Restaurants/Lodgings- 2.6%
 Frisch's Restaurants     		7,500    	 66,094
						    ------------
Retail Stores- 6.0%
 Cato Cl. A       		       10,000  		126,250
 Deb Shops        			1,500   	 27,750
						    ------------
                          				154,000
						    ------------
                          				220,094
						    ------------
Financial Services- 5.6%
Information and Processing- 5.6%
 Value Line       			4,000   	144,000
						    ------------
Industrial Products- 22.2%
Building Systems and Components- 5.4%
 Ampco-Pittsburgh 		       12,000  		121,500
 Preformed Line
   Products Company       		1,000    	 16,500
						    ------------
                          				138,000
						    ------------

Construction Materials- 0.3%
 Friedman Industries      		2,500    	  8,437
						    ------------


                  			SHARES  	VALUE
					------		-----

Industrial Products (continued)
Industrial Components- 2.1%
 Powell Industries*       		8,000    	$55,000
						    ------------
Pumps, Valves and Bearings- 4.9%
 Gorman-Rupp Company      		3,500   	 61,250
 Met-Pro          			4,500   	 45,000
 Tech/Ops Sevcon  			2,000   	 20,000
						    ------------
                          				126,250
						    ------------
Specialty Chemicals and Materials- 6.6%

 Aceto            		       10,000  		110,000
 Hawkins Chemical 			6,800   	 59,075
						    ------------
                          				169,075
						    ------------
Other Industrial Products- 2.9%
 Farr*            			7,500   	 73,125
						    ------------

                          				569,887
						    ------------
Industrial Services- 22.6%
Commercial Services- 5.3%
 Superior Uniform Group   	       11,000  		 99,000
 Wilmar Industries*       		2,100   	 36,487
						    ------------
                          				135,487
						    ------------

Food/Tobacco Processors- 4.3%
 Farmer Bros.     			  700     	111,300
						    ------------

Industrial Distribution- 13.0%
 Lawson Products  			6,400   	148,000
 NCH              			2,000   	 89,125
 TBC*             		       15,500  		 96,875
						    ------------
                          				334,000
						    ------------
                          				580,787
						    ------------

 TOTAL COMMON STOCKS
     (Cost $2,868,023)            		      2,409,675
						    ------------

 TOTAL INVESTMENTS - 93.8%
     (Cost $2,868,023)            		      2,409,675

 CASH AND OTHER ASSETS
     LESS LIABILITIES - 6.2%       			158,061
						    ------------

 NET ASSETS - 100.0%              		     $2,567,736
						   =============

* Non-income producing.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $2,868,023. At December 31, 1999, net unrealized depreciation for all securities was $458,348, consisting of aggregate gross unrealized appreciation of $61,707 and aggregate gross unrealized depreciation of $520,055.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

ROYCE SPECIAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES                        December 31, 1999
-------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $2,868,023)               $2,409,675
Cash                                                     	   122,597
Receivable for investments sold                                     35,333
Receivable for dividends and interest                                6,433
Prepaid expenses and other assets                                    2,886
-------------------------------------------------------------------------------
     Total Assets                                        	 2,576,924
-------------------------------------------------------------------------------

LIABILITIES:
Payable for investments purchased                                      825
Payable for investment advisory fee                                    724
Accrued expenses                                               	     7,639
-------------------------------------------------------------------------------
     Total Liabilities                                         	     9,188
-------------------------------------------------------------------------------
     Net Assets                                           	$2,567,736
===============================================================================
ANALYSIS OF NET ASSETS:
Accumulated net realized loss on investments			  ($42,483)
Net unrealized depreciation on investments			  (458,348)
Capital shares                                           	       309
Additional paid-in capital                                       3,068,258
-------------------------------------------------------------------------------
     Net Assets                                           	$2,567,736
===============================================================================

SHARES OUTSTANDING:
  (unlimited number of $.001 par value shares authorized)	   308,901
===============================================================================

NET ASSET VALUE (Net Assets / Shares Outstanding):
  (offering and redemption price* per share)                         $8.31
===============================================================================

* Shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
===============================================================================

                                      			   Year ended               Period ended
INVESTMENT OPERATIONS:                         		December 31, 1999	December 31, 1998 (a)
							-----------------	-----------------
  Net investment income                        		$        27,956		$          5,878
  Net realized gain (loss) on investments                	 29,538			 (72,021)
  Net change in unrealized depreciation on investments         (348,344)		(110,004)
-------------------------------------------------------------------------------------------------
  Net decrease in net assets from investment operations        (290,850)		(176,147)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net investment income                       			(29,988)         	  (5,252)
-------------------------------------------------------------------------------------------------
  Total distributions                         			(29,988)         	  (5,252)
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  Value of shares sold                        			154,156                3,256,162
  Distributions reinvested                    			 29,487           	   4,996
  Value of shares redeemed                    		       (374,792)          	     (36)
-------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from capital
	share transactions				       (191,149)               3,261,122
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  	       (511,987)	       3,079,723
NET ASSETS:
   Beginning of period                        		      3,079,723			      --
-------------------------------------------------------------------------------------------------
   End of period (includes undistributed net investment
     income of $626 in 1998)                     	$     2,567,736               $3,079,723
=================================================================================================

CAPITAL SHARE TRANSACTIONS (in shares):
  Shares sold                         				 16,417             	 330,671
  Shares issued for reinvestment of distributions              	  3,536			     548
  Shares redeemed                     				(42,267)                      (4)
-------------------------------------------------------------------------------------------------
  Net increase (decrease) in shares outstanding                 (22,314)		 331,215
-------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL TATEMENTS.

ROYCE SPECIAL EQUITY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends                                                $69,562
  Interest                                                   1,897
-------------------------------------------------------------------------------
    Total Income                                            71,459
-------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                  29,197
  Custodian                                                 10,818
  Shareholder servicing                                      7,825
  Audit                                           	     4,750
  Registration                                               4,033
  Shareholder reports                                        1,606
  Administrative and office facilities                       1,382
  Trustees' fees                                               478
  Legal                                           	       165
  Other expenses                                             1,785
-------------------------------------------------------------------------------
    Total Expenses                                          62,039
    Fees Waived by Investment Adviser			   (18,536)
-------------------------------------------------------------------------------
    Net Expenses                                            43,503
-------------------------------------------------------------------------------
    Net Investment Income                                   27,956
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                          29,538
  Net change in unrealized depreciation on investments	  (348,344)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments  (318,806)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	 ($290,850)
===============================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

  This table is presented to show selected data for a share outstanding throughout the period, and to assist shareholders in evaluating the Fund's performance for the periods presented.
-------------------------------------------------------------------------------

                             				    Year ended           Period ended
                            				December 31, 1999    December 31, 1998 (a)
							-----------------    ---------------------

Net Asset Value, Beginning of Period                            $9.30	       $10.00

Investment Operations:
  Net investment income                           		 0.09      	 0.02
  Net realized and unrealized gain (loss) on investments        (0.98)		(0.70)
    Total from investment operations                        	(0.89)		(0.68)

Distributions:
  Net investment income                           		(0.10)    	(0.02)
    Total distributions                           		(0.10)    	(0.02)

Net Asset Value, End of Period                              	$8.31		$9.30

Total Return:                                              	-9.6%      	-6.8%
Ratios Based on Average Net Assets:
Total expenses (b)                                         	1.49%      	1.49% *
Net investment income                                      	0.96%      	0.33% *
Supplemental Data:
Net Assets, End of Period (in thousands)                       $2,568		$3,080
Portfolio Turnover Rate                                         57%              13%


(a)  The Fund commenced operations on May 1, 1998.
(b) Expense ratios are shown after fee waivers by the investment adviser. For the periods ended December 31, 1999 and 1998, the expense ratios before the waivers would have been 2.12% and 2.20%, respectively.

* Annualized.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Special Equity Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Fund commenced operations on May 1, 1998.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

    Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

    Expenses:

            The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1999. The deferred fees remain invested in certain Royce funds until distribution in accordance with the agreement.

-------------------------------------------------------------------------------


     Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information". At December 31, 1999, the Fund had capital loss carryforwards of $111 and $42,372, expiring in 2006 and 2007, respectively, which, subject to certain limitations, can be utilized to offset future capital gains.

     Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

     Repurchase agreements:

     The Fund enters into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Fund's assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.


Investment Adviser:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.0% of the average net assets of the Fund. Royce contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain a net annual operating expense ratio of expenses to average net assets at or below 1.49% through December 31, 1999. For the year ended December 31, 1999, the Fund recorded advisory fees of $10,661 (net of waivers of $18,536).

Purchases and Sales of Investment Securities:

     For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were $1,579,887 and $1,862,602, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------


To the Board of Trustees of The Royce Fund and the Shareholders of Royce Special Equity Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Special Equity Fund (one of the portfolios constituting The Royce Fund, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2000